        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The following unaudited pro forma condensed consolidated financial statements give effect to the following transactions.

         o The sale of IGC-Polycold Systems, Inc. ("Polycold") to Helix Technology Corporation. The transaction closed on February 15, 2005 as previously described in Item 2.01 of this report.

         o The acquisition of MRI Devices Corporation ("MRID") effective July 16, 2004.

         o The acquisition of Invivo Corporation ("Invivo") effective January 27, 2004.

         The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in Intermagnetics' Quarterly Report on Form 10-Q for the six-month period ended November 28, 2004 and Annual Report on Form 10-K/A for the fiscal years ended May 30, 2004, May 25, 2003 and May 26, 2002. In accordance with regulation S-X the pro forma adjustments to net income do not reflect the non-recurring net gain on the sale of Polycold or the reduction in interest expense from the pre-payments on our long-term debt. The unaudited pro forma condensed consolidated balance sheet reflects the sale of Polycold assuming the transaction had been consummated as of November 28, 2004. The acquisitions of Invivo and MRID are already reflected in Intermagnetics balance sheet as of November 28, 2004.

         The unaudited pro forma condensed consolidated income statement for the six month period ended November 28, 2004 gives effect to both the MRID acquisition as if it had been consummated as of May 26, 2003, the beginning of Intermagnetics fiscal year 2004 and the Polycold sale as if the transaction had been consummated as of May 28, 2001 the beginning of Intermagnetics fiscal year 2002. The effects of the MRID acquisition have already been incorporated in the historical unaudited income statement of Intermagnetics for four and half months.

         The unaudited pro forma condensed consolidated income statement for the fiscal year ended May 30, 2004 and gives effect to the MRID acquisition as if it had been consummated as of May 26, 2003, the beginning of Intermagnetics fiscal year 2004, the Invivo acquisition as if it had been consummated as of May 27, 2002 the beginning of Intermagnetics fiscal year 2003 and the Polycold sale as if the transaction had been consummated as of May 28, 2001 the beginning of Intermagnetics fiscal year 2002 . The effects of the Invivo acquisition have already been incorporated in the historical unaudited income statement of Intermagnetics for four months.

         The unaudited pro forma condensed consolidated income statement for the fiscal year ended May 25, 2003 and gives effect to the Invivo acquisition as if it had been consummated as of May 27, 2002 the beginning of Intermagnetics fiscal year 2003 and the Polycold sale as if the transaction had been consummated as of May 28, 2001 the beginning of Intermagnetics fiscal year 2002.

         The unaudited pro forma condensed consolidated income statement for the fiscal year ended May 26, 2002 and gives effect to the Polycold sale as if the transaction had been consummated as of May 28, 2001 the beginning of Intermagnetics fiscal year 2002.

         Polycold was included in the Company's Income from Continuing Operations for the six months ended November 28, 2004 and for the fiscal years ended May 30, 2004, May 25, 2003 and May 26, 2002 because SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.

         We are providing the unaudited pro forma condensed consolidated financial information for illustrative purposes only. The pro forma adjustments, which are based upon available information and upon certain assumptions that we believe are reasonable, are described in the accompanying notes. The unaudited pro forma condensed consolidated financial statements do not necessarily represent what the Company's financial position or results of operations would have been had the sale of Polycold, or the acquisitions of Invivo and MRID occurred on such dates or results of operations at or for any future date or period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical audited financial statements and related notes included in Intermagnetics' Form 10-K as filed with the Securities and Exchange Commission on August 13, 2004 and on form 10-K/A filed on October 12, 2004.



INTERMAGNETICS GENERAL CORPORATION                                                                                   Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)

                                                             As of                 As of
                                                       November 28, 2004     November 28, 2004
                                                          Historical            Historical         Pro Forma         Pro Forma
                                                        Intermagnetics           Polycold         Adjustments          Total
                                                        --------------           --------         -----------          -----
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                $   2,756             $     (10)       $ 49,800  (1)      $   2,746
                                                                                                   (49,800) (2)

  Trade accounts receivable, net                              66,055                (4,547)                             61,508
  Costs and estimated earnings in excess of
    billings on uncompleted contracts                            124                     -                                 124
  Inventories                                                 36,018                (2,369)              -              33,649
  Deferred income taxes                                        4,333                     -                               4,333
  Prepaid expenses and other                                   5,877                   (95)              -               5,782
  Income tax receivable                                        3,414                     -               -               3,414
                                                           ---------             ---------        --------           ---------
    TOTAL CURRENT ASSETS                                     118,577                (7,021)              -             111,556

Property, plant and equipment, net                            44,439                (3,207)              -              41,232

INTANGIBLE AND OTHER ASSETS
  Goodwill                                                   176,590                (6,964)              -             169,626
                                                                                                         -

  Other intangibles, net                                      55,832                  (576)              -              55,256
  Other assets                                                 3,317                     -               -               3,317
                                                           ---------             ---------        --------           ---------

    TOTAL ASSETS                                           $ 398,755             $ (17,768)       $      -           $ 380,987
                                                           =========             =========        ========           =========


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt                        $   8,244             $       -        $      -           $   8,244
  Accounts payable                                            17,057                  (614)              -              16,443
  Accrued expenses and other current liabilities              28,130                (2,651)          1,027  (3)         26,506
  Accrued income taxes                                             -                     -          15,888  (1)         15,888
                                                           ---------             ---------        --------           ---------
    TOTAL CURRENT  LIABILITIES                                53,431                (3,265)         16,915              67,081

LONG-TERM DEBT, less current portion                          80,205                     -         (49,800) (2)         30,405
DEFERRED INCOME TAXES                                         20,605                     -               -              20,605
NOTE PAYABLE                                                   5,000                     -               -               5,000
DERIVATIVE LIABILITY                                             129                     -               -                 129
                                                                                                                             -
Total Shareholders' equity                                   239,385               (14,503)         14,503  (4)        257,767
                                                                                                    18,382  (4)
                                                           ---------             ---------        --------           ---------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $ 398,755             $ (17,768)              -           $ 380,987
                                                           =========             =========        ========           =========


INTERMAGNETICS GENERAL CORPORATION                                                                                     Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)

                                                         The Period from
                                       Six Months Ended  June 1, 2004 to                   Six Months Ended
                                      November 28, 2004   July 16, 2004   Pro Forma       November 28, 2004  Pro Forma
                                          Historical       Historical    Adjustments          Historical    Adjustments  Pro Forma
                                        Intermagnetics        MRID          MRID               Polycold      Polycold      Total
                                        --------------     ----------    -----------         ------------   -----------  ----------
Net sales                               $      134,904     $    6,460    $         -         $    (17,205)  $         -  $  124,159

Cost of products sold                           72,680          3,049              -               (9,326)            -      66,403
                                        --------------     ----------    -----------         ------------   -----------  ----------

Gross margin                                    62,224          3,411              -               (7,879)            -      57,756

Product research and development                11,508            777              -                 (361)                   11,924
Selling, general and administrative             31,951          1,042              3  (12)         (1,895)                   31,101
Amortization of intangible assets                3,081              -            344  (10)            (24)                    3,401
Impairment of intangible assets                    913              -              -                    -             -         913
                                        --------------     ----------    -----------         ------------   -----------  ----------
                                                47,453          1,819            347               (2,280)            -      47,339
                                        --------------     ----------    -----------         ------------   -----------  ----------

Operating income                                14,771          1,592           (347)              (5,599)            -      10,417
Interest and other income                          413             19             (2) (13)             (1)                      429
Interest and other expense                      (2,134)           (69)          (188) (14)              5             -      (2,390)
                                                                                  (4)  (5)
Gain on prior period sale of division            1,094              -              -                    -             -       1,094
                                        --------------     ----------    -----------         ------------   -----------  ----------
Income before income taxes                      14,144          1,542           (541)              (5,595)            -       9,550
Provision for income taxes                       4,698              -            347  (16)         (1,941)            -       3,104
                                        --------------     ----------    -----------         ------------   -----------  ----------

INCOME FROM CONTINUING OPERATIONS       $        9,446     $    1,542    $      (888)            $ (3,654)  $         -  $    6,446
                                        ==============     ==========    ===========         ============   ===========  ==========

Income from continuing operations
 per Common Share:
  Basic                                 $         0.35                                                                   $     0.23
                                        ==============                                                                   ==========
  Diluted                               $         0.34                                                                   $     0.23
                                        ==============                                                                   ==========

Weighted average outstanding
 common shares:
  Basic                                     27,334,721                       469,810  (15)                               27,804,531
                                        ==============                   ===========                                     ==========
 Diluted                                    27,801,185                       469,810  (15)                               28,270,995
                                        ==============                   ===========                                     ==========

INTERMAGNETICS GENERAL CORPORATION                                                                                     Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)


                                                                           Eight Month                        Twelve Month
                                                     Fiscal Year Ended    Period Ended                       Period Ended
                                                       May 30, 2004     January 26, 2004      Pro Forma       May 31, 2004
                                                        Historical         Historical        Adjustments       Historical
                                                      Intermagnetics         Invivo             Invivo            MRID
                                                      --------------    ----------------     -----------      -----------
Net sales                                             $      164,447    $         45,071     $         -      $    49,532

Cost of products sold                                         95,662              22,377             (36) (8)      21,298
                                                      --------------    ----------------     ------------     -----------

Gross margin                                                  68,785              22,694              36           28,234

Product research and development                              12,940               2,772               -            4,784
Selling, general and administrative                           29,596              21,728             (50) (9)       7,802
                                                                                                  (8,198) (11)          -
Amortization of intangible assets                              3,145                   -           1,523  (10)          -
                                                      --------------    ----------------     ------------     -----------
                                                              45,681              24,500          (6,725)          12,586
                                                      --------------    ----------------     ------------     -----------

Operating income                                              23,104              (1,806)          6,761           15,648
Interest and other income                                        790                  93            (611) (13)        531
Interest and other expense                                    (1,252)               (310)         (1,568) (14)       (266)
                                                                                                    (193)  (6)
Gain on available-for-sale securities                            114                   -               -                -
                                                      --------------    ----------------     ------------     -----------
Income before income taxes                                    22,756              (2,023)          4,389           15,913
Provision for income taxes                                     7,896                  83           1,523  (16)          -
                                                      --------------    ----------------     ------------     -----------

INCOME FROM CONTINUING OPERATIONS                             14,860    $         (2,106)    $     2,866      $    15,913
                                                      ==============    ================     ===========      ===========

Income from continuing operations per Common Share:
  Basic                                               $         0.59
                                                      ==============
  Diluted                                             $         0.58
                                                      ==============

Weighted average outstanding common shares:
  Basic                                                   25,046,718
                                                      ==============
 Diluted                                                  25,493,379
                                                      ==============

                                [RESTUBBED TABLE]


                                                                       Eliminate
                                                                   Fiscal Year Ended
                                                    Pro Forma        May 30, 2004       Pro Forma
                                                    Adjustments        Historical      Adjustments     Pro Forma
                                                       MRID          IGC-Polycold       Polycold         Total
                                                   ------------    -----------------   -----------    -----------
Net sales                                          $          -    $         (24,708)  $         -    $   234,342

Cost of products sold                                         -              (15,184)            -        124,117
                                                   ------------    -----------------   -----------    -----------

Gross margin                                                  -               (9,524)            -        110,225

Product research and development                              -                 (955)            -         19,541
Selling, general and administrative                          23 (12)          (3,951)            -         46,950

Amortization of intangible assets                         2,753 (10)             (48)            -          7,373
                                                   ------------    -----------------   -----------    -----------
                                                          2,776               (4,954)            -         73,864
                                                   ------------    -----------------   -----------    -----------

Operating income                                         (2,776)              (4,570)            -         36,361
Interest and other income                                   (16)(13)               -             -            787
Interest and other expense                               (1,500)(14)               8             -         (5,114)
                                                            (33) (5)
Gain on available-for-sale securities                         -                    -             -            114
                                                   ------------    -----------------   -----------    -----------
Income before income taxes                               (4,325)              (4,562)            -         32,148
Provision for income taxes                                4,021 (16)          (1,583)            -         11,940
                                                   ------------    -----------------   -----------    -----------

INCOME FROM CONTINUING OPERATIONS                  $     (8,346)   $          (2,979)  $         -    $    20,208
                                                   ============    =================   ===========    ===========

Income from continuing operations per Common Share:
  Basic                                                                                               $      0.73
                                                                                                      ===========
  Diluted                                                                                             $      0.72
                                                                                                      ===========
Weighted average outstanding common shares:
  Basic                                               2,460,889(15)                                    27,507,607
                                                   ============                                       ===========
 Diluted                                              2,460,889(15)                                    27,954,268
                                                   ============                                       ===========


INTERMAGNETICS GENERAL CORPORATION                                                              Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)

                                                                                         Eliminate
                                  Fiscal Year End Fiscal Year Ended                  Fiscal Year Ended
                                    May 25, 2003     June 30, 2003                      May 25, 2003
                                     Historical       Historical        Pro Forma       Historical        Pro Forma      Pro Forma
                                  Intermagnetics        Invivo         Adjustments      IGC-Polycold     Adjustments      Total
                                  --------------  -----------------   ------------   -----------------   -----------     ---------
Net sales                           $   147,405      $    53,340      $      -          $  (20,564)      $         -     $180,181

Cost of products sold                    90,018           26,080           484   (7)       (13,675)                -      102,853
                                                                           (54)  (8)                               -
                                    -----------      -----------      --------          ----------       -----------     --------

Gross margin                             57,387           27,260          (430)             (6,889)                -       77,328

Product research and development         12,490            3,337                            (1,279)                -       14,548
Selling, general and administrative      19,639           19,291           (75)  (9)        (3,580)                -       32,820
                                                                        (2,455) (11)                               -
Amortization of intangible assets         1,841                -         2,824  (10)           (48)                -        4,617
                                    -----------      -----------      --------          ----------       -----------     --------
                                         33,970           22,628           294              (4,907)                -       51,985
                                    -----------      -----------      --------          ----------       -----------     --------

Operating income                         23,417            4,632          (724)             (1,982)                -       25,343
Interest and other income                 1,491              639        (1,436) (13)          (150)                -          544
Interest and other expense                 (493)             (57)       (2,027) (14)            11                 -       (2,856)
                                                                          (290)  (6)                               -
Gain (loss) on available-for-sale
  securities                             (2,108)               -             -                   -                 -       (2,108)
Gain on litigation settlement               537                -             -                   -                 -          537
                                    -----------      -----------      --------          ----------       -----------     --------
Income before income taxes               22,844            5,214        (4,477)             (2,121)                -       21,460
Provision for income taxes                7,927            1,724        (1,554) (16)          (736)                -        7,361
                                    -----------      -----------      --------          ----------       -----------     --------

NET INCOME                          $    14,917      $     3,490      $ (2,923)         $   (1,385)      $         -     $ 14,099
                                    ===========      ===========      ========          ==========       ===========     ========

Net Income per Common Share:
  Basic                             $      0.60                                                                          $   0.57
                                    ===========                                                                          ========
  Diluted                           $      0.58                                                                          $   0.55
                                    ===========                                                                          ========

Weighted average outstanding
  common shares:
  Basic                              24,778,728                                                                        24,778,728
                                    ===========                                                                        ==========
 Diluted                             25,517,636                                                                        25,517,636
                                    ===========                                                                        ==========

INTERMAGNETICS GENERAL CORPORATION                                                             Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)

                                                               Eliminate
                                         Fiscal Year Ended  Fiscal Year Ended
                                           May 26, 2002       May 26, 2002
                                            Historical         Historical       Pro Forma        Pro Forma
                                          Intermagnetics      IGC-Polycold     Adjustments         Total
                                         -----------------  -----------------  -----------     ------------
Net sales                                 $       153,294   $       (18,283)  $        -       $    135,011

Cost of products sold                              91,393           (11,763)           -             79,630
                                          ---------------   ----------------  ----------       ------------

Gross margin                                       61,901            (6,520)           -             55,381

Product research and development                   14,855            (1,419)           -             13,436
Selling, general and administrative                25,422            (4,499)           -             20,923
                                                                                       -
Amortization of intangible assets                   1,979               (48)           -              1,931
                                          ---------------   ----------------  ----------       ------------
                                                   42,256            (5,966)           -             36,290
                                          ---------------   ----------------  ----------       ------------

Operating income                                   19,645              (554)           -             19,091
Interest and other income                           1,957                 -            -              1,957
Interest and other expense                           (652)                8            -               (644)
Write-down of investments                          (6,290)                             -             (6,290)
Gain on available-for-sale securities                 230                 -            -                230
Gain on sale of division                           15,385                 -            -             15,385
                                          ---------------   ----------------  ----------       ------------
Income before income taxes                         30,275              (546)           -             29,729
Provision for income taxes                          9,686              (189)           -              9,497
                                          ---------------   ----------------  ----------       ------------

NET INCOME                                $        20,589   $          (357)  $        -       $     20,232
                                          ===============   ================  ==========       ============

Net Income per Common Share:
  Basic                                   $          0.84                                      $       0.83
                                          ===============                                      ============
  Diluted                                 $          0.80                                      $       0.78
                                          ===============                                      ============

Weighted average outstanding common shares:
  Basic                                        24,504,272                                        24,504,272
                                          ===============                                      ============
 Diluted                                       25,872,919                                        25,872,919
                                          ===============                                      ============


                                                                    EXHIBIT 99.2

INTERMAGNETICS GENERAL CORPORATION
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED
(DOLLARS IN THOUSANDS)


(1) Represents the sale proceeds and the resulting estimated non-recurring gain on the sale as follows in thousands:


         Proceeds from the sale of Polycold                 $ 49,800
         Net assets of Polycold as of November 28, 2004      (14,503)
         Estimated transaction costs                          (1,027)
                                                            --------
         Pre-tax gain on sale                                 34,270
         Estimated income tax expense                         15,888
                                                            --------
         After tax gain on sale                             $ 18,382
                                                            ========

(2) Represents the repayment of $49.8 million on our long-term debt using the proceeds from the sale of Polycold.

(3) Represents an estimate accrual for legal and other professional fees incurred by the Company that relate directly to the disposition of Polycold.

(4) Represents the pro forma adjustment to retained earnings reflecting the estimated after tax gain on sale of Polycold computed using the estimates noted above and the November 28, 2004 net asset of Polycold. The actual after tax gain will be determined based on final proceeds and the actual net assets prior to the closing on February 15, 2005.

(5) The Company utilized a $45.0 million draw on the $130.0 million unsecured credit facility to assist in financing the Company's acquisition of MRID. The Company also incurred $155,000 of costs to increase the committed amount this credit facility from $100.0 million to $130.0 million. These costs will be recorded as a deferred asset and amortized over the remaining life of the debt. Amortization to be included in interest expense is $33,000 for the fiscal year ended May 30, 2004 and $4,000 for the six months ended November 28, 2004 (four and half months of amortization are included in Intermagnetics historical income statement for the six months ended November 28,
         2004).

(6) Represents amortization for eight months and twelve months for fiscal years ended May 30, 2004 and May 25, 2003, respectively, from the deferred debt financing fees incurred in obtaining the original credit facility used to partially finance the acquisition of Invivo.

(7) Represents the recognition of additional cost of products sold from the fair value adjustment to inventory. The fair value increase was estimated to be about 3.9% of Invivo's inventory balance and was fully amortized over a four month period.

(8) Represents reduced depreciation from the fair value and useful life adjustment to Invivo's manufacturing plant, property and equipment. The increase in fair value was more than offset by the increase in the weighted average life of the acquired assets.

(9) Represents reduced depreciation from the fair value and useful life adjustment to Invivo's selling, general and administrative property and equipment. The increase in fair value was more than offset by the increase in the remaining weighted average life of the acquired assets.

(10) Represents estimated amortization expense of the following acquired intangible assets:


           INVIVO                                                                              REPRESENTS THE
                                                               ESTIMATED                        EIGHT MONTH        FISCAL YEAR
                                                ESTIMATED      REMAINING         MONTHLY        PERIOD ENDED         ENDING
                    INTANGIBLE ASSET           FAIR VALUE    ECONOMIC LIFE     AMORTIZATION   JANUARY 26, 2004    MAY 25, 2003
                    ----------------           ----------    -------------     ------------   ----------------    ------------
           Trade name/Trademark                  $ 11,510       25 years          $   38          $   307           $   460
           Product trade names/trademarks           1,350       14 years               8               64                96
           OEM Relationships                        5,650       12 years              39              312               468
           Know-how and core technology             6,660        8 years              70              560               840
           Product technology and design            2,970        7 years              35              280               420
           Order backlog                              540       4 months             135                -               540
                                                 --------                         ------          -------           -------
                                                 $ 28,680                         $  325          $ 1,523           $ 2,824
                                                 ========                         ======          =======           =======

           MRID
                                                               ESTIMATED                        FISCAL YEAR
                                                ESTIMATED      REMAINING         6-WEEKS           ENDED
                    INTANGIBLE ASSET           FAIR VALUE    ECONOMIC LIFE     AMORTIZATION     MAY 30, 2004
                    ----------------           ----------    -------------     ------------     ------------
           Trade name/Trademark                  $    970        5 years          $   24          $    194
           Product Trade name                       3,290       10 years              41               329
           OEM Relationships                        9,300       12 years              97               775
           Know-how and core technology            11,280       10 years             141             1,128
           Completed technology                     1,960        6 years              41               327
                                                 --------                         ------          --------
                                                 $ 26,800                         $  344          $  2,753
                                                 ========                         ======          ========

(11) Represents certain corporate overhead and transaction costs incurred by Invivo that would be considered superfluous subsequent to the acquisition. Invivo's corporate headquarters was shut-down and vacated within a month following the date of acquisition.

(12) Represents the estimated fair value adjustment to MRID's real property located in Gainesville, FL. The $1,028,000 increase was allocated to land $147,000 and building $881,000. As a result of the increase in fair value to the building, depreciation expense would have increased about $23,000 and $3,000 for the year ended May 30, 2004 and the six months ended November 28, 2004, respectively (four and half months of depreciation is included in Intermagnetics historical income statement for the six months ended November 28, 2004). Depreciation is based on an average remaining useful life of 38 years.

(13) Represents reduced interest income as a result of available cash used to partially finance the acquisitions. Cash used to fund the acquisitions of Invivo and MRID amounted to $92.6 million and $1.6 million, respectively. These costs which are net of proceeds received from long-term debt represent the consideration given to Invivo and MRID shareholders, related transaction costs incurred and the costs incurred in obtaining the unsecured credit facility. The interest rate used in this calculation of 0.99% represents the current average money market yield earned by the Company.

(14) Represents additional interest expense on the Company's debt used to finance the Invivo and MRID acquisitions. Pro-forma interest expense adjustment for Invivo used a weighted average rate of 3.51% on $67.0 million for eight months (four months of interest expense is already included in Intermagnetics historical income statement). MRID's interest expense adjustment utilized a weighted average rate of 3.00% on $50.0 million ($45.0 million draw on our revolving credit facility plus a $5.0 million note payable). Because the interest rates on our revolver and the promissory note payable are variable, they are subject to change. The following table shows the effect on net income if the rates increased or decreased by 0.125%:



                                                SIX MONTHS ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                               NOVEMBER 28, 2004        MAY 30, 2004            MAY 25, 2003
                                               -----------------      -----------------      -----------------
           Increase         0.125%                  $ (20)                $ (40)                   $ (29)
                                                    =====                 =====                    =====
           Decrease         0.125%                  $  20                 $  40                    $  29
                                                    =====                 =====                    =====

(15) The reconciliation of weighted-average common shares for the fiscal year ended May 30, 2004 prior to the acquisition of MRID to weighted average common shares after the acquisition is set forth below:


                                                   Intermagnetics Shares Issued at Closing
           Weighted average outstanding        Pre-MRID    -----------------------------------------     Post-MRID
             common shares:                  Acquisition   as Consideration          as Compensation    Acquisition
                                             -----------   ----------------          ---------------    -----------
           Basic                              25,046,718      2,372,389                 88,500         27,507,607
                                              ----------      ---------                 ------         ----------
           Diluted                            25,493,379      2,372,389                 88,500         27,954,268
                                              ==========      =========                 ======         ==========

         The above table reflects the three-for-two stock split as approved by the Company's Board of Directors. The stock split was completed in the form of a 50% stock dividend, effective August 17, 2004 for shareholders of record on July 23, 2004.

         Intermagnetics issued a total of 2,460,889 shares of common stock to the shareholders of MRID to acquire the net assets of MRID. The shareholders' of MRID allocated about 88,500 of the shares to fund an employee benefit plan (the "Plan") for MRID employees. The value of the Plan shares was about $1,875,000 which was recorded as compensation expense as a result of accelerating the vesting requirements. This expense is excluded from pro-forma income as it is directly related to the acquisition and will not have a continuing impact on operations.

         The pro forma adjustment for the six months ended November 28, 2004 reflects the increase to weighted average shares had the shares to MRID been issued as of May 31, 2004 (the first day of Intermagnetics 2005 fiscal year).

(16) The pro forma income tax provision has been calculated using the Company's current effective tax rate of 34.7%. Management is currently evaluating the potential impact (if any) on its effective tax rate as a result of the acquisitions and dispositions.